UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2019

CORINDUS VASCULAR ROBOTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37406	30-0687898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 Waverley Oaks Road, Suite 105 Waltham, MA 02452
(Address of Principal Executive Offices) (Zip Code)

(508) 653-3335
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CVRS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by Corindus Vascular Robotics, Inc., a Delaware corporation (the “Company” or “Corindus”), in connection with the matters described herein.

Item 8.01	Other Events

This Current Report on Form 8-K is being filed by Corindus in connection with certain litigation relating to the previously announced definitive Agreement and Plan of Merger, dated August 7, 2019 (the “Merger Agreement”), that Corindus entered into with Siemens Medical Solutions USA, Inc., a Delaware corporation (“SMS USA”), and Corpus Merger, Inc., a Delaware corporation and a wholly owned subsidiary of SMS USA (“Merger Sub”), and pursuant to which, upon the terms and subject to the conditions set forth therein, and in accordance with the General Corporation Law of the State of Delaware, at the effective time of the Merger (as defined in the Merger Agreement), Merger Sub shall be merged with and into Corindus with Corindus continuing as the surviving corporation and a wholly owned subsidiary of SMS USA (the “Merger”).

Transaction Litigation

As previously disclosed in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on September 26, 2019 (the “Definitive Proxy Statement”), at that time three purported shareholder actions had been filed against Corindus, members of its board of directors, and certain of its officers in the United States District Court for the Southern District of New York and in the United States District Court for the District of Delaware under the following captions: Bruso v. Corindus Vascular Robotics, Inc., et al., 19-cv-08536 (S.D.N.Y.) (filed Sept. 13, 2019), Sabatini v. Corindus Vascular Robotics, Inc., et al., 19-cv-01752 (D. Del.) (filed Sept. 18, 2019), and Shea v. Corindus Vascular Robotics, Inc., et al., 19-cv-08918 (S.D.N.Y.) (filed Sept. 25, 2019).

Following the filing of the Definitive Proxy Statement with the SEC, three additional shareholder actions have been filed against Corindus, members of its board of directors, and certain of its officers in the United States District Court for the District of Massachusetts, the United States District Court for the Southern District of New York and the United States District Court for the Eastern District of New York under the following captions: Summers v. Corindus Vascular Robotics, Inc., et al., 19-cv-12024 (D. Mass.) (filed Sept. 26, 2019), Rauner v. Corindus Vascular Robotics, Inc., et al., 19-cv-09056 (S.D.N.Y.) (filed Sept. 30, 2019) and Lamb-fort v. Corindus Vascular Robotics, Inc., et al., 19-cv-05779 (E.D.N.Y) (filed Oct. 12, 2019).

The plaintiffs in the Sabatini, Shea and Rauner actions purport to bring the actions on behalf of a class consisting of public stockholders of Corindus, but excluding the defendants in the action and any person, firm, trust, corporation, or other entity related to or affiliated with the defendants. The complaints in all six actions generally allege, among other things, that defendants violated Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended, and Rule 14a-9 promulgated thereunder in connection with allegedly misleading statements and omissions in Corindus’ preliminary proxy statement, filed with the SEC on August 30, 2019, or the Definitive Proxy Statement, concerning the financial projections utilized and analyses performed by Corindus’ financial advisor in connection with the proposed merger, as well as purported conflicts of interest of certain executives of Corindus and Corindus’ financial advisor. The complaints seek, among others things, injunctive relief, including enjoining the proposed transaction, rescission or rescissory damages in the event the proposed Merger is consummated, and attorneys’ and other fees and costs in unspecified amounts. Although the complaints request injunctive relief, no plaintiff has filed a motion seeking to enjoin the merger.

Corindus believes the claims asserted in these complaints are without merit and that no further disclosure is required to supplement the Definitive Proxy Statement under applicable law; however, solely to eliminate the burden, expense, and uncertainties inherent in such litigation, and without admitting any liability or wrongdoing, Corindus has decided to moot the disclosure claims with certain supplemental disclosures to the Definitive Proxy Statement as set forth below. Nothing in these supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein. To the contrary, the defendants specifically deny all allegations that any disclosure was or is required and deny that they have committed any violation of law.

Supplements to the Proxy Statement

The following information supplements the Definitive Proxy Statement, and should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety, including the annexes thereto. All page references in the information below are references to pages in the Definitive Proxy Statement, and the terms used below have the respective meanings set forth in the Definitive Proxy Statement.

The third paragraph on page 52 of the Definitive Proxy Statement is hereby amended and restated to read as follows:

“The high, median, mean and low multiples of firm value to calendar years 2020 and 2021 estimated revenues calculated by Citi for the selected companies were as follows:”

The table following the third paragraph on page 52 of the Definitive Proxy Statement is hereby amended and restated as follows:

Firm Value / Revenue
	2020E	2021E
Selected Companies - High	11.8x	9.8x
Selected Companies - Median	4.9x	5.0x
Selected Companies - Mean	6.5x	5.7x
Selected Companies - Low	2.3x	2.1x

The final sentence in the third paragraph on page 53 of the Definitive Proxy Statement is hereby amended and restated to read as follows:

“The high, median, mean and low FV/LTM Revenue Multiple and the high, median, mean and low FV/NTM Revenue Multiple calculated by Citi for the selected transactions were as follows:”

The table following the third paragraph on page 53 of the Definitive Proxy Statement referenced above is hereby amended and restated as follows:

FV / Revenue
	LTM	NTM
Selected Transactions - High	23.4x	20.6x
Selected Transactions - Median	6.5x	5.9x
Selected Transactions - Mean	7.7x	6.8x
Selected Transactions - Low	2.5x	3.0x

The third paragraph on page 54 of the Definitive Proxy Statement is hereby amended and restated to read as follows:

“Citi conducted this analysis for Corindus using estimates of the unlevered free cash flows that Corindus is expected to generate during the period from July 1, 2019 through December 31, 2024, that were calculated by Citi based upon the Financial Projections by taking net operating profit after tax, adding depreciation and amortization, adjusting for changes in net working capital, subtracting capital expenditures and treating stock-based compensation as a cash expense. Citi also calculated a range of terminal values for Corindus as of December 31, 2024 by applying perpetuity growth rates ranging from 5.0% to 6.0% to a terminal year estimate of unlevered free cash flow. The unlevered free cash flows of the period from July 1, 2019 through December 31, 2024 and the range of terminal values were then discounted to present values, as of June 30, 2019, using mid-period discounting convention and discount rates ranging from 10.9% to 13.0%, to derive an implied firm value reference range for Corindus of $795 million to $1,425 million. Citi derived the range of perpetuity growth rates by utilizing its professional judgment and experience and taking into consideration, among other factors, Corindus' management views regarding future growth, as well as long-term growth expectations for the industry and trends in the overall economy generally. The discount rate range of 10.9% to 13.0% was chosen by Citi based upon an analysis of the weighted average cost of capital of Corindus, taking into account macro-economic assumptions, estimates of risk, capital structure and other appropriate factors.”

The fourth paragraph on page 54 of the Definitive Proxy Statement is hereby amended and restated to read as follows:

“By adding to the implied firm value reference ranges for Corindus an assumed net cash position for Corindus of $107 million as of June 30, 2019 (calculated by adding the Assumed Cash Investment of $90 million to Corindus’ net cash position of $17 million as of June 30, 2019) and the present value, as of June 30, 2019, of the benefits estimated to be realized from Corindus’ net operating losses of $38 million based on the Financial Projections (derived applying a discount rate of 11.9%) and dividing the result by diluted share counts of Corindus calculated using the treasury stock method, based on equity information as of August 5, 2019 as provided by Corindus management and taking into account the Assumed Share Issuance and assuming conversion of shares of Corindus preferred stock at a rate of 20 shares of Corindus common stock for each share of Corindus preferred stock, Citi derived an implied per share equity value reference range for the Corindus common stock of $3.30 to $5.45. Citi compared these ranges to the merger consideration of $4.28 per share of Corindus common stock.”

The first paragraph on page 55 of the Definitive Proxy Statement is hereby amended and restated to read as follows:

“Citi calculated, using publicly available information, the 25th percentile, median and 75th percentile one-day unaffected stock price premia paid for twenty-five selected transactions in the medical technology industry occurring since 2014 that Citi deemed appropriate in its professional judgment. The analysis indicated a relevant range of one-day unaffected stock premia of 20% to 54%. Citi then calculated, based on this range of premia, an illustrative range of prices per share of Corindus common stock of $3.05 to $3.90.”

The third paragraph on page 55 of the Definitive Proxy Statement is hereby amended and restated to read as follows:

“As the Board also was aware, Citi and its affiliates in the past have provided and in the future may provide certain investment banking, commercial banking and other financial services to Siemens AG, the majority shareholder of Healthineers, and affiliates of Siemens AG unrelated to the proposed merger, for which services Citi and its affiliates have received and expect to receive compensation, including, during the two year period prior to the date of Citi’s opinion, having acted or acting as joint bookrunner in connection with the initial public offering of Healthineers by Siemens AG; and as lead arranger, administrative agent and/or bookrunner in connection with certain investment grade loans and investment grade bond issuances of Siemens AG. For the services described above for Siemens AG and its affiliates, Citi and its affiliates received during the two-year period prior to the date of Citi’s opinion aggregate fees of approximately $12 million. Although Citi and its affiliates did not provide investment banking, commercial banking or other similar financial services to Corindus during the two-year period prior to the date of Citi’s opinion for which Citi and its affiliates received compensation, Citi and its affiliates in the future may provide investment banking, commercial banking and other similar financial services to Corindus for which services Citi and its affiliates would expect to receive compensation. In the ordinary course of Citi’s business, Citi and its affiliates may actively trade or hold the securities of Corindus, Healthineers, Siemens AG and their respective affiliates for its own account or for the account of its customers and, accordingly, may at any time hold a long or short position in such securities. In addition, Citi and its affiliates (including Citigroup Inc. and its affiliates) may maintain relationships with Corindus, Healthineers, Siemens AG and their respective affiliates.”

The table and related footnotes on page 56 of the Definitive Proxy Statement are hereby amended and restated to read as follows:

	Historical (in millions)			Projected(1) (in millions)
Line Item	2016	2017	2018	2019		2020	2021	2022	2023	2024
Revenue	$3	$10	$11	$20		$80	$126	$244	$360	$450
Gross Profit	$(2)	$0	$2	$9		$48	$79	$168	$252	$328
Operating Income / (Loss)	$(32)	$(34)	$(34)	$(38)		$(23)	$(12)	$29	$90	$142
Net Operating Profit After Tax				$(19	)(2)	$(23)	$(12)	$22	$69	$108
Depreciation and Amortization				$1		$2	$2	$3	$3	$2
Change in Net Working Capital				$(0)		$7	$7	$13	$11	$10
Capital Expenditures				$1		$6	$3	$3	$3	$1
Unlevered Free Cash Flow				$(21	)(2)	$(34)	$(20)	$9	$58	$99

_________________

1) Assumes commercial partnership beginning January 1, 2020.

2) For the period July 1, 2019 to December 31, 2019.

Forward-Looking Statements

Statements made in this Current Report on Form 8-K (including the exhibits hereto) that are not statements of historical or current facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Corindus to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that includes terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates,” “should” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Corindus’ beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Corindus’ control.

Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are described in the sections titled “Risk Factors” in Corindus’ filings with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K, including, but not limited to, the following: the risk that the required vote of Corindus’ stockholders will not be received; the risk that one or more conditions to the proposed merger may not be satisfied in the anticipated timeframe, or at all, or that the proposed merger might otherwise not occur; the risk of litigation and/or regulatory actions related to the proposed merger; and other business effects, including the effects of industry, market, economic, political or regulatory conditions. Corindus undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date. More information is available on Corindus’ website at www.corindus.com.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. The proposed merger will be submitted to the stockholders of Corindus for their consideration and approval. In connection with the proposed merger, Corindus has filed the Definitive Proxy Statement and a form of proxy with the SEC and mailed or otherwise furnished the Definitive Proxy Statement and a form of proxy to the stockholders of Corindus. Before making any voting decision, Corindus stockholders are urged to read the Definitive Proxy Statement in its entirety, and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the Definitive Proxy Statement, if any, because they contain important information about the proposed merger and the parties to the proposed merger. This communication is not a substitute for the Definitive Proxy Statement or any other document that may be filed by Corindus with the SEC.

Corindus investors and stockholders may obtain a free copy of documents filed by Corindus with the SEC at the SEC’s website at www.sec.gov. In addition, Corindus investors and stockholders may obtain a free copy of the Corindus’ filings with the SEC from Corindus’ website at www.corindus.com or by directing a request by mail or telephone to: Corindus Vascular Robotics, Inc., 309 Waverley Oaks Road, Suite 105, Waltham, MA 02452, Attention: Corporate Secretary, (508) 653-3335.

Corindus and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders of Corindus in favor of the proposed merger. Information about the directors and executive officers of Corindus and their ownership of Corindus common stock is set forth in its annual report on Form 10-K for the fiscal year ended December 31, 2018, as filed with the SEC on March 18, 2019, and its definitive proxy statement on Schedule 14A for its 2019 annual meeting of stockholders, as filed with the SEC on March 29, 2019. Additional information regarding the participants in the solicitation of proxies and a description of their direct and indirect interests, by security holdings or otherwise, with respect to the proposed merger is included in the Definitive Proxy Statement filed by Corindus with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORINDUS VASCULAR ROBOTICS, INC.

Date: October 18, 2019	By:	/s/ David W. Long
	Name:	David W. Long
	Title:	Chief Financial Officer